SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

August 25, 2006

ECUITY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-26709	98-0201259
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2001 Sixth Avenue, Suite 3302 Seattle, WA	98121
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(425) 562-2900

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2006, Ecuity, Inc., a Nevada corporation (the “Company”) and Cornell Capital Partners, LP (“Cornell”) entered into an Amended and Restated Securities Purchase Agreement (the “August SPA”), which superseded a prior Securities Purchase Agreement dated March 30, 2006 (the “March SPA”), an Amended and Restated Secured Convertible Debenture, dated as of August 25, 2006 and a Pledge and Escrow Agreement, dated as of August 25, 2006 (collectively the “August Agreements”).

Pursuant to the August SPA, the Company issued to Cornell secured convertible debentures in the principal amount of $2,921,192 (the “Amended Convertible Debenture”). The Amended Convertible Debenture was re-issued to delete any references to that certain Promissory Note issued by the Company to the Cornell on June 24, 2004 and to consolidate the outstanding amounts of principal on the prior funding, plus accrued and unpaid interest as of March 30, 2006, as follows: (i) $500,000 of outstanding principal on that certain Promissory Note, dated June 4, 2004, in the original principal amount of $850,000 and $141,134.70 accrued but unpaid interest through March 30, 2006, (ii) $350,000 of outstanding principal on that certain Promissory Note, dated March 14, 2005, in the original principal amount of $350,000 and $43,610.99 accrued but unpaid interest through March 30, 2006, (iii) $1,100,000 of outstanding principal on that certain Promissory Note, dated May 11, 2005, in the original principal amount of $1,100,000 and $100,175.34 of accrued and unpaid interest through March 30, 2006, (iv) $569,078 of outstanding principal on that certain Equipment Lease, dated August 30, 2005, in the original principal amount of $600,000 and $23,909.95 accrued but unpaid interest through March 30, 2006, and (v) $86,500 of outstanding principal on that certain Promissory Note, dated October 21, 2005, in the original principal amount of $86,500 and $6,782.55 accrued but unpaid interest through March 30, 2006. Pursuant to the terms of March SPA, on March 30, 2006, the Company sold to Cornell $172,500 of secured convertible debentures, which were converted into shares of the Company’s common stock, par value $0.001. The Company received $172,500 on or about March 30, 2006. A copy of the secured convertible debenture in the amount of $172,500 is also attached hereto as Exhibit 10.5.

The Convertible Debentures are secured by all of the Company’s assets, have two-year maturity dates, and accrue interest at 6% per annum. Cornell is entitled, at its option, to convert, and sell all or any part of the principal amount of the debentures, plus accrued interest thereon, into shares of the Company’s common stock at the price per share equal to the lesser of (a) $0.00713 (the “Fixed Conversion Price”) or (b) eighty percent (80%) of the lowest Closing Bid price of the common stock during the 30 trading days immediately preceding the conversion date as quoted by Bloomberg, LP. The Company may redeem, a portion or all outstanding principal amounts, plus accrued interest due and outstanding under the Convertible Debenture, prior to their maturity dates. The redemption price is equal to 120% of the principal amount of the Convertible Debenture being redeemed.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 8.01 Other Events

On August 4, 2006, the Company received a letter from Cornell notifying it that the Company is in default under the financing documents entered into by and between the Company and Cornell on March 30, 2006, for failure to file a registration statement in accordance with the terms of the Investor Registration Rights Agreement dated March 30, 2006 (the “Investor Registration Rights Agreement”). On August 25, 2005, the Company and Cornell entered into a letter agreement (the “Letter Agreement”) whereby Cornell agreed to a forbearance of the event of default for failure to file a registration statement under the Investor Registration Rights Agreement. Pursuant to the Letter Agreement, Cornell agreed to extend the cure of the default period provided the Company adheres to the following timeline: (i) the Company to provide to Cornell by September 1, 2006, a business plan for the twelve (12) months starting September 1, 2006; (ii) the Company to file its Annual Report for the Fiscal Year Ended June 30, 2006 on Form 10-KSB by October 13, 2006; (iii) within five (5) Business Days after the filing of the Annual Report, the Company to file a Preliminary Proxy Statement on Schedule 14A or Schedule 14C with the U.S. Securities and Exchange Commission (the “SEC”) increasing its authorized shares of common stock to no less than 5,000,000,000; and (iv) within thirty (30) days of the filing of the Definitive Proxy Statement on Schedule 14A or Schedule14C with the SEC, the Company to file a registration statement on Form SB-2, registering the shares pursuant to the Investor Registration Rights Agreement. Failure by the Company to adhere to any portion of this timeline will result in an automatic default under the Transaction Documents, without any further action on the part of Cornell. The Transaction Documents include the August Agreements and all related documents entered into by the Company and Cornell Capital Partners on March 30, 2006.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibit No. Description

Exhibit	Description	Location

Exhibit 10.1	Amended and Restated Securities Purchase Agreement, dated as of August 25, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.2	Amended and Restated Secured Convertible Debenture, dated as of August 25, 2006, issued to Cornell Capital Partners, LP	Provided herewith

Exhibit 10.3	Pledge and Escrow Agreement, dated as of August 25, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.4	Investor Registration Rights Agreement, dated as of March 30, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.5	Secured Convertible Debenture, dated as of March 30, 2006, issued to Cornell Capital Partners, LP	Provided herewith

Exhibit 10.6	Amended and Restated Security Agreement, dated as of March 30, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.7	Amended and Restated Subsidiary Security Agreement, dated as of March 30, 2006, by and between Advanced Communications, Inc., and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.8	Letter Agreement, dated August 25, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006	ECUITY, INC.

	By:	/s/ Shane Smith
Name: Shane Smith
Title: Chief Executive Officer